EXHIBIT 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Alfred E. Mann, Chief Executive Officer of MannKind Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
     1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.
     Date: August 15, 2005

/s/ ALFRED E. MANN
Alfred E. Mann
Chief Executive Officer
I, Richard L. Anderson, Chief Financial Officer of MannKind Corporation (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:
     1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.
     Date: August 15, 2005

/s/ RICHARD L. ANDERSON
Richard L. Anderson
Chief Financial Officer
A signed original of these certifications has been provided to MannKind Corporation and will be retained by MannKind Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
These certifications are being furnished solely to accompany this quarterly report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 into any filing of MannKind Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

42